GOODWILL AND INTANGIBLE ASSETS, NET - Summary of Estimated Future Amortization Expenses of Finite-Lived Intangible Assets (Detail) - Finite-Lived Intangible Assets Other Than Gaming Sub concession [Member] - USD ($)
$ in Thousands
	Dec. 31, 2020	Dec. 31, 2019
Goodwill And Intangible Assets [Line Items]
2021	$ 10,825
2022	9,984
2023	6,904
2024	3,167
2025	3,166
Over 2025	20,552
Finite lived intangible assets, net	$ 54,598	$ 27,413